EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of FastFunds Financial Corporation (the "Company") on Form 10-K for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Graham Newall, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.



                                       /s/ Graham Newall
                                       ---------------------------------
                                       Graham Newall
                                       Chief Executive Officer
                                       April 14, 2005


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO FASTFUNDS FINANCIAL CORPORATION AND SUBSIDIARIES AND WILL BE RETAINED BY FASTFUNDS FINANCIAL CORPORATION AND SUBSIDIARIES AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of FastFunds Financial Corporation (the "Company") on Form 10-K for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Ijaz Anwar, Chief Operating Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.



                                       /s/ Ijaz Anwar
                                       ---------------------------------
                                       Ijaz Anwar
                                       Chief Operating Officer &
                                       Chief Financial Officer
                                       April 14, 2005


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO FASTFUNDS FINANCIAL CORPORATION AND SUBSIDIARIES AND WILL BE RETAINED BY FASTFUNDS FINANCIAL CORPORATION AND SUBSIDIARIES AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.